UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08480
Van Kampen Real Estate Securities Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)       (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 6/30/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2009

MUTUAL FUNDS Van Kampen Real Estate Securities Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Real Estate Securities Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of June 30, 2009.

This material must be preceded or accompanied by a Class A, B, C and I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 6/30/09

	A Shares		B Shares		C Shares		I Shares
	since 6/9/94		since 6/9/94		since 6/9/94		since 7/21/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges

Since Inception	7.81%	7.46%	7.37%	7.37%	7.04%	7.04%	–9.68%

10-year	5.52	5.01	4.89	4.89	4.78	4.78	—

5-year	–1.08	–2.04	–1.53	–1.70	–1.77	–1.77	—

1-year	–41.23	–44.01	–41.22	–43.54	–41.68	–42.26	–41.07

6-month	–8.75	–13.09	–8.75	–12.38	–9.05	–9.96	–8.71

Gross Expense Ratio	1.45%		2.21%		2.21%		1.23%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The FTSE NAREIT Equity REITs Index is a free float-adjusted market capitalization weighted index of tax-qualified equity REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market List.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indices are unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended June 30, 2009

Market Conditions

The real estate investment trust (REIT) sector posted a decline of 12.2 percent in the six-month period under review, as measured by the FTSE NAREIT Equity REITs Index (the “Index”). The sector posted a significant decline of 31.9 percent in the first quarter of 2009 as measured by the Index, as real estate stocks once again appeared to be negatively impacted by the weak economy and frozen credit markets, and investors questioned the viability of a number of companies given the constrained credit markets. In marked contrast, the sector rallied 28.8 percent in the second quarter of 2009 as measured by the Index, as real estate stocks benefited from improved investor sentiment toward equities in general. In addition, the significant volume of successful equity offerings served to improve REIT balance sheets, largely solving companies’ funding issues through 2012 and eliminating solvency concerns.

Among the major U.S. REIT sectors, apartment stocks underperformed, office stocks modestly underperformed and retail stocks performed in-line with the Index.

•	Apartment stocks underperformed despite the companies’ relatively stronger balance sheets, largely due to their continued access to debt financing from Fannie Mae and Freddie Mac, which currently differentiates them from owners of commercial assets.

•	The office sector modestly underperformed as investors appeared to become more concerned with rising vacancies and rental pressure due to negative absorption as a result of weakening tenant demand. However, several office REITs that successfully completed large equity offerings to improve their balance sheets posted stronger relative performance.

•	Despite providing a very weak outlook for 2009 operating fundamentals, primarily due to expectations for weaker occupancy, the retail sector performed in-line with the Index. Within the retail sector, the malls significantly outperformed and the shopping centers significantly underperformed the Index.

Among the smaller sectors, hotel REITs significantly outperformed, storage REITs underperformed, industrial REITs significantly underperformed and health care REITs performed in-line with the Index.

Performance Analysis

All share classes of Van Kampen Real Estate Securities Fund outperformed the FTSE NAREIT Equity REITs Index (the “Index”) and underperformed the S&P 500® Index for the six months ended June 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended June 30, 2009

				FTSE NAREIT Equity
Class A	Class B	Class C	Class I	REITs Index	S&P 500® Index

–8.75%	–8.75%	–9.05%	–8.71%	–12.21%	3.16%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Bottom-up stock selection and top-down sector allocation both contributed to performance. Stock selection was favorable in the office, shopping center and apartment sectors; this was partially offset by stock selection in the health care and storage sectors. From a top-down perspective, the Fund benefited from an overweight to the hotel sector and an underweight to the industrial sector; the benefit from this positioning was somewhat reduced by the negative impact of an overweight to the office sector.

We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices in our view provide real estate exposure at the best valuation relative to their underlying asset values. Given the unprecedented current lack of clarity on underlying asset values due to the lack of liquidity for assets, we have favored stocks whose share prices we believe already more than reflect prospective declines in underlying asset values. In addition, we are ensuring that the companies in the portfolio have well-positioned balance sheets to weather the current liquidity crisis and a capital plan that is appropriately conservative due to the uncertain timing of the recovery of the credit markets. Our company-specific research has led us to an overweighting in the Fund to a group of companies that are focused in the ownership of apartment properties and upscale urban hotels and an underweighting to companies concentrated in the ownership of industrial assets.

Market Outlook

Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for REIT securities. The REIT sector has declined 12.21 percent on a year-to-date basis. Given a lack of liquidity for assets, it is difficult to determine current underlying asset values. The consensus among industry analysts is for a decline in underlying asset values of 30 percent to 40 percent after peaking in mid-year 2007. Based on an estimated 35 percent downward adjustment to asset values, the REIT market ended the period approximately at par with this expected decline in underlying asset values. It is noteworthy that sellers have not yet accepted this level of price declines, resulting in an absence of transactions. In addition, lenders have favored loan extensions over foreclosures, which have further postponed the price discovery process. However, the REIT market is forward looking and has already priced in these expected declines. As REITs have been unable to sell assets in a meaningful amount, in large part due to a lack of available financing for prospective buyers, they have been deleveraging their balance sheets and address upcoming debt maturities by issuing equity. Starting in late March 2009 through the end of the period, the REIT sector issued almost $13 billion of new equity. The equity issued has largely solved the companies’ funding issues through 2012 and eliminated solvency concerns. Equity issuance has been the most readily available source of capital for REITs, given the continued difficulty in accessing debt capital and selling assets. It is notable that access to equity capital differentiates REITs from other real estate owners, which have been unable to repair their balance sheets as a result. Although REITs raised an impressive amount of equity capital, we believe that the companies will need to return to the markets for more equity before they will be in a position to take advantage of distressed opportunities that market participants anticipate will emerge over the next couple of years.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top Ten Holdings as of 6/30/09 (Unaudited)

Simon Property Group, Inc.	10.1%
Equity Residential	6.8
AvalonBay Communities, Inc.	6.2
Public Storage, Inc.	6.0
Vornado Realty Trust	5.3
Boston Properties, Inc.	5.0
Regency Centers Corp.	4.3
Senior Housing Property Trust	4.2
Host Marriott Corp.	3.9
Starwood Hotels & Resorts Worldwide, Inc.	3.5

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)

Residential Apartments	17.2%
Healthcare	14.3
Office	11.9
Retail Regional Malls	10.7
Retail Strip Centers	9.7
Lodging/Resorts	7.9
Diversified	7.4
Self Storage	6.6
Industrial	4.1
Timber	3.7
Mixed Office/Industrial	2.6
Residential Manufactured Homes	2.2

Total Long Term Investments	98.3
Total Repurchase Agreements	1.5

Total Investments	99.8
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	0.2

Net Assets	100.0%

*	Amount is less than 0.1%.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	1/1/09	6/30/09	1/1/09-6/30/09

Class A
Actual	$1,000.00	$912.51	$7.44
Hypothetical	1,000.00	1,017.01	7.85
(5% annual return before expenses)

Class B
Actual	1,000.00	912.49	7.40
Hypothetical	1,000.00	1,017.06	7.80
(5% annual return before expenses)

Class C
Actual	1,000.00	909.50	10.84
Hypothetical	1,000.00	1,013.44	11.43
(5% annual return before expenses)

Class I
Actual	1,000.00	912.88	6.26
Hypothetical	1,000.00	1,018.25	6.61
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.57%, 1.56%, 2.29% and 1.32% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratios for Class B Shares and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving the suspension, and the subsequent resumption, of the continuous offering of the Fund’s shares to new investors. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Real Estate Securities Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 98.3%
Diversified 7.4%
Forest City Enterprises, Inc., Class A (a)	825,150	$5,445,990
Vornado Realty Trust	306,344	13,794,670

		19,240,660

Healthcare 14.3%
Assisted Living Concepts, Inc., Class A (a)	136,490	1,985,929
Capital Senior Living Corp. (a)	81,190	369,415
Care Investment Trust, Inc.	58,760	305,552
Extendicare Real Estate Investment Trust (Canada)	26,190	140,728
HCP, Inc.	409,192	8,670,778
Healthcare Realty Trust, Inc.	357,440	6,015,715
Nationwide Health Properties, Inc.	44,500	1,145,430
Senior Housing Property Trust	672,410	10,973,731
Ventas, Inc.	251,410	7,507,103

		37,114,381

Industrial 4.1%
AMB Property Corp.	107,199	2,016,413
Cabot Industrial Value Fund, II, L.P. (Acquired 11/10/05 to 05/12/09, Cost $3,266,500) (a) (b) (c) (d)	6,533	3,103,175
DCT Industrial Trust, Inc.	179,860	733,829
Exeter Industrial Value Fund, L.P. (Acquired 11/06/07 to 03/05/09, Cost $2,250,00) (a) (b) (c) (d)	2,250,000	1,912,500
Keystone Industrial Fund, L.P. (Acquired 10/24/05 to 04/24/2009 Cost $2,844,226) (a) (b) (c) (d)	3,395,000	2,832,615
KTR Industrial Fund, II, L.P. (Acquired 01/08/09, Cost $18,750) (a) (b) (c) (d)	18,750	18,750

		10,617,282

Lodging/Resorts 7.9%
DiamondRock Hospitality Co.	50,660	317,132
Host Marriott Corp.	1,191,467	9,996,408
Morgans Hotel Group Co. (a)	308,715	1,182,379
Starwood Hotels & Resorts Worldwide, Inc.	406,887	9,032,891

		20,528,810

Mixed Office/Industrial 2.6%
Duke Realty Corp.	69,150	606,446
Liberty Property Trust	145,325	3,348,288
PS Business Parks, Inc.	58,848	2,850,597

		6,805,331

Office 11.9%
Boston Properties, Inc.	273,541	13,047,906
Broadreach Capital Partners Realty, L.P. I (Acquired 05/29/03 to 05/29/08, Cost $1,473,051) (a) (b) (c) (d)	2,789,299	1,045,351
Broadreach Capital Partners Realty II, L.P. (Acquired 10/02/06 to 12/17/07, Cost $3,103,572) (a) (b) (c) (d)	3,103,572	1,862,143
Brookfield Properties Corp. (Canada)	1,064,500	8,484,065
Digital Realty Trust, Inc.	19,250	690,113

See Notes to Financial Statements

Van Kampen Real Estate Securities Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Office (Continued)
Douglas Emmett, Inc.	982	$8,828
Kilroy Realty Corp.	44,850	921,219
Mack-Cali Realty Corp.	200,507	4,571,560
SL Green Realty Corp.	4,510	103,459

		30,734,644

Residential Apartments 17.2%
Apartment Investment & Management Co., Class A	3,342	29,577
AvalonBay Communities, Inc.	289,392	16,188,588
Camden Property Trust	176,673	4,876,175
Equity Residential	797,547	17,729,470
Essex Property Trust, Inc.	1,000	62,230
Post Properties, Inc.	431,184	5,795,113

		44,681,153

Residential Manufactured Homes 2.2%
Equity Lifestyle Properties, Inc.	154,126	5,730,405

Retail Regional Malls 10.7%
Simon Property Group, Inc.	507,200	26,085,296
Taubman Centers, Inc.	61,608	1,654,791

		27,740,087

Retail Strip Centers 9.7%
Acadia Realty Trust	262,306	3,423,093
Equity One, Inc.	8,770	116,290
Federal Realty Investment Trust	171,183	8,819,348
Kite Realty Group Trust	157,210	459,053
Ramco-Gershenson Properties Trust	53,140	531,932
Regency Centers Corp.	320,847	11,200,769
Weingarten Realty Investors	41,680	604,777

		25,155,262

Self Storage 6.6%
Public Storage, Inc.	237,388	15,544,166
Sovran Self Storage, Inc.	61,012	1,500,895

		17,045,061

Timber 3.7%
Plum Creek Timber Co., Inc.	297,512	8,859,907
Rayonier, Inc.	17,350	630,672

		9,490,579

Total Long-Term Investments 98.3% (Cost $289,568,086)		254,883,655

See Notes to Financial Statements

Van Kampen Real Estate Securities Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements 1.5%
Banc of America Securities ($216,596 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $216,596)	$216,596
JPMorgan Chase & Co. ($3,658,376 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $3,658,381)	3,658,376
State Street Bank & Trust Co. ($28 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $28)	28

Total Repurchase Agreements 1.5% (Cost $3,875,000)	3,875,000

Total Investments 99.8% (Cost $293,443,086)	258,758,655

Foreign Currency 0.0% (Cost $9,992)	10,331

Other Assets in Excess of Liabilities 0.2%	405,090

Net Assets 100.0%	$259,174,076

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(c)	Security has been deemed illiquid.

(d)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 4.2% of net assets.

See Notes to Financial Statements

Van Kampen Real Estate Securities Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other Significant	Significant
Investment Type	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Assets:
Common Stocks
Diversified	$19,240,660	$—	$—	$19,240,660
Healthcare	37,114,381	—	—	37,114,381
Industrial	2,750,242	—	7,867,040	10,617,282
Lodging/Resorts	20,528,810	—	—	20,528,810
Mixed Office/Industrial	6,805,331	—	—	6,805,331
Office	27,827,150	—	2,907,494	30,734,644
Residential Apartments	44,681,153	—	—	44,681,153
Residential Manufactured Homes	5,730,405	—	—	5,730,405
Retail Regional Malls	27,740,087	—	—	27,740,087
Retail Strip Centers	25,155,262	—	—	25,155,262
Self Storage	17,045,061	—	—	17,045,061
Timber	9,490,579	—	—	9,490,579
Short-Term Investments	—	3,875,000	—	3,875,000

Total Assets	$244,109,121	$3,875,000	$10,774,534	$258,758,655

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

			Residential
	Industrial	Office	Apartments	Total Investments

Balance as of 12/31/08	$7,275,978	$3,528,209	$—	$10,804,187
Accrued discounts/premiums	—	—	—	—
Realized gain/loss	—	—	(1,034,156)	(1,034,156)
Change in unrealized appreciation/depreciation	(500,827)	(620,715)	1,034,156	(87,386)
Net purchases/sales	1,091,889	—	—	1,091,889
Net transfers in and/or out of Level 3	—	—	—	—

Balance as of 6/30/09	$7,867,040	$2,907,494	$—	$10,774,534

Net change in unrealized appreciation/depreciation from investments still held as of 6/30/09	($500,827)	(620,715)	—	(1,121,542)

See Notes to Financial Statements

Van Kampen Real Estate Securities Fund
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $293,443,086)	$258,758,655
Foreign Currency (Cost $9,992)	10,331
Cash	843
Receivables:
Dividends	1,379,197
Fund Shares Sold	344,360
Investments Sold	61,978
Interest	5
Other	84,676

Total Assets	260,640,045

Liabilities:
Payables:
Fund Shares Repurchased	443,014
Distributor and Affiliates	151,225
Investment Advisory Fee	149,589
Investments Purchased	61,396
Trustees’ Deferred Compensation and Retirement Plans	183,913
Accrued Expenses	476,832

Total Liabilities	1,465,969

Net Assets	$259,174,076

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$426,956,053
Accumulated Undistributed Net Investment Income	1,950,430
Net Unrealized Depreciation	(34,684,106)
Accumulated Net Realized Loss	(135,048,301)

Net Assets	$259,174,076

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $192,908,416 and 18,965,241 shares of beneficial interest issued and outstanding)	$10.17
Maximum sales charge (4.75%* of offering price)	0.51

Maximum offering price to public	$10.68

Class B Shares:
Net asset value and offering price per share (Based on net assets of $27,828,373 and 2,739,783 shares of beneficial interest issued and outstanding)	$10.16

Class C Shares:
Net asset value and offering price per share (Based on net assets of $22,322,121 and 2,190,597 shares of beneficial interest issued and outstanding)	$10.19

Class I Shares:
Net asset value and offering price per share (Based on net assets of $16,115,166 and 1,582,298 shares of beneficial interest issued and outstanding)	$10.18

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Real Estate Securities Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $54,233)	$5,667,518
Interest	3,598

Total Income	5,671,116

Expenses:
Investment Advisory Fee	986,338
Transfer Agent Fees	644,671
Distribution (12b-1) and Service Fees
Class A	226,957
Class B	32,950
Class C	105,180
Reports to Shareholders	89,045
Accounting and Administrative Expenses	44,094
Registration Fees	32,407
Professional Fees	27,101
Trustees’ Fees and Related Expenses	21,516
Custody	17,394
Other	40,615

Total Expenses	2,268,268
Expense Reduction	275,646

Net Expenses	1,992,622

Net Investment Income	$3,678,494

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(79,593,877)
Foreign Currency Transactions	86

Net Realized Loss	(79,593,791)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(78,735,515)

End of the Period:
Investments	(34,684,431)
Foreign Currency Translation	325

(34,684,106)

Net Unrealized Appreciation During the Period	44,051,409

Net Realized and Unrealized Loss	$(35,542,382)

Net Decrease in Net Assets From Operations	$(31,863,888)

See Notes to Financial Statements

Van Kampen Real Estate Securities Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$3,678,494	$6,876,084
Net Realized Loss	(79,593,791)	(54,527,777)
Net Unrealized Appreciation/Depreciation During the Period	44,051,409	(165,490,757)

Change in Net Assets from Operations	(31,863,888)	(213,142,450)

Distributions from Net Investment Income:
Class A Shares	(1,151,575)	(5,431,218)
Class B Shares	(175,989)	(908,967)
Class C Shares	(63,260)	(330,424)
Class I Shares	(131,410)	(296,666)

	(1,522,234)	(6,967,275)

Distributions from Net Realized Gain:
Class A Shares	-0-	(9,315,291)
Class B Shares	-0-	(1,611,470)
Class C Shares	-0-	(1,210,755)
Class I Shares	-0-	(289,418)

	-0-	(12,426,934)

Return of Capital Distributions:
Class A Shares	-0-	(358,297)
Class B Shares	-0-	(59,964)
Class C Shares	-0-	(21,798)
Class I Shares	-0-	(19,571)

	-0-	(459,630)

Total Distributions	(1,522,234)	(19,853,839)

Net Change in Net Assets from Investment Activities	(33,386,122)	(232,996,289)

From Capital Transactions:
Proceeds from Shares Sold	31,413,931	87,840,268
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,307,817	18,025,148
Cost of Shares Repurchased	(53,793,959)	(216,869,308)

Net Change in Net Assets from Capital Transactions	(21,072,211)	(111,003,892)

Total Decrease in Net Assets	(54,458,333)	(344,000,181)
Net Assets:
Beginning of the Period	313,632,409	657,632,590

End of the Period (Including accumulated undistributed net investment income of $1,950,430 and $(205,830), respectively)	$259,174,076	$313,632,409

See Notes to Financial Statements

Van Kampen Real Estate Securities Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class A Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$11.22	$18.95	$31.25	$24.71	$23.11	$18.06

Net Investment Income (a)	0.14	0.23	0.27	0.27	0.34	0.24
Net Realized and Unrealized Gain/Loss	(1.13)	(7.32)	(5.26)	8.82	3.33	6.23

Total from Investment Operations	(0.99)	(7.09)	(4.99)	9.09	3.67	6.47

Less:
Distributions from Net Investment Income	0.06	0.23	0.36	0.36	0.36	0.35
Distributions from Net Realized Gain	-0-	0.39	6.95	2.19	1.71	1.07
Return of Capital Distributions	-0-	0.02	-0-	-0-	-0-	-0-

Total Distributions	0.06	0.64	7.31	2.55	2.07	1.42

Net Asset Value, End of the Period	$10.17	$11.22	$18.95	$31.25	$24.71	$23.11

Total Return* (b)	–8.75% **	–38.64%	–17.34%	37.44%	16.60%	36.67%
Net Assets at End of the Period (In millions)	$192.9	$230.0	$492.7	$872.0	$493.9	$357.8
Ratio of Expenses to Average Net Assets*	1.57%	1.45%	1.31%	1.29%	1.32%	1.53%
Ratio of Net Investment Income to Average Net Assets*	3.03%	1.36%	0.91%	0.94%	1.45%	1.23%
Portfolio Turnover	19% **	29%	32%	24%	25%	27%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.79%	N/A	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	2.81%	N/A	N/A	N/A	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized.

See Notes to Financial Statements

Van Kampen Real Estate Securities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,		Year Ended December 31,
Class B Shares	2009		2008		2007		2006	2005	2004

Net Asset Value, Beginning of the Period	$11.21		$18.93		$31.24		$24.73	$23.13	$18.08

Net Investment Income (a)	0.14		0.22		0.12		0.04	0.15	0.10
Net Realized and Unrealized Gain/Loss	(1.13)		(7.30)		(5.24)		8.83	3.35	6.23

Total from Investment Operations	(0.99)		(7.08)		(5.12)		8.87	3.50	6.33

Less:
Distributions from Net Investment Income	0.06		0.23		0.24		0.17	0.19	0.21
Distributions from Net Realized Gain	-0-		0.39		6.95		2.19	1.71	1.07
Return of Capital Distributions	-0-		0.02		-0-		-0-	-0-	-0-

Total Distributions	0.06		0.64		7.19		2.36	1.90	1.28

Net Asset Value, End of the Period	$10.16		$11.21		$18.93		$31.24	$24.73	$23.13

Total Return* (b)	–8.75%	(c)**	–38.62%	(c)	–17.69%	(c)	36.43%	15.72%	35.63%
Net Assets at End of the Period (In millions)	$27.8		$36.5		$87.6		$163.3	$126.0	$123.1
Ratio of Expenses to Average Net Assets*	1.56%	(c)	1.48%	(c)	1.82%	(c)	2.04%	2.08%	2.28%
Ratio of Net Investment Income to Average Net Assets*	3.01%	(c)	1.31%	(c)	0.38%	(c)	0.14%	0.63%	0.48%
Portfolio Turnover	19%	**	29%		32%		24%	25%	27%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.79%	(c)	N/A		N/A		N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	2.78%	(c)	N/A		N/A		N/A	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (see footnote 5).

**	Non-Annualized.

See Notes to Financial Statements

Van Kampen Real Estate Securities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,		Year Ended December 31,
Class C Shares	2009		2008	2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$11.24		$18.99	$31.30		$24.77		$23.17		$18.10

Net Investment Income (a)	0.11		0.10	0.10		0.05		0.16		0.11
Net Realized and Unrealized Gain/Loss	(1.13)		(7.34)	(5.26)		8.84		3.34		6.24

Total from Investment Operations	(1.02)		(7.24)	(5.16)		8.89		3.50		6.35

Less:
Distributions from Net Investment Income	0.03		0.11	0.20		0.17		0.19		0.21
Distributions from Net Realized Gain	-0-		0.39	6.95		2.19		1.71		1.07
Return of Capital Distributions	-0-		0.01	-0-		-0-		-0-		-0-

Total Distributions	0.03		0.51	7.15		2.36		1.90		1.28

Net Asset Value, End of the Period	$10.19		$11.24	$18.99		$31.30		$24.77		$23.17

Total Return* (b)	–9.05%	(c)**	–39.13%	–17.77%	(c)	36.39%	(c)	15.73%	(c)	35.78%	(c)
Net Assets at End of the Period (In millions)	$22.3		$28.2	$65.6		$122.3		$77.4		$68.8
Ratio of Expenses to Average Net Assets*	2.29%	(c)	2.24%	1.90%	(c)	2.04%	(c)	2.06%	(c)	2.23%	(c)
Ratio of Net Investment Income to Average Net Assets*	2.28%	(c)	0.56%	0.33%	(c)	0.18%	(c)	0.67%	(c)	0.54%	(c)
Portfolio Turnover	19%	**	29%	32%		24%		25%		27%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.52%	(c)	N/A	N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets	2.05%	(c)	N/A	N/A		N/A		N/A		N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Real Estate Securities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				July 21, 2005
	Ended				(Commencement
	June 30,	Year Ended December 31,			of Operations) to
Class I Shares	2009	2008	2007	2006	December 31, 2005

Net Asset Value, Beginning of the Period	$11.24	$18.97	$31.27	$24.72	$24.93

Net Investment Income (a)	0.15	0.30	0.44	0.55	0.25
Net Realized and Unrealized Gain/Loss	(1.14)	(7.35)	(5.36)	8.61	0.82

Total from Investment Operations	(0.99)	(7.05)	(4.92)	9.16	1.07

Less:
Distributions from Net Investment Income	0.07	0.27	0.43	0.42	0.20
Distributions from Net Realized Gain	-0-	0.39	6.95	2.19	1.08
Return of Capital Distributions	-0-	0.02	-0-	-0-	-0-

Total Distributions	0.07	0.68	7.38	2.61	1.28

Net Asset Value, End of the Period	$10.18	$11.24	$18.97	$31.27	$24.72

Total Return* (b)	–8.71% **	–38.45%	–17.11%	37.83%	4.26% **
Net Assets at End of the Period (In thousands)	$16,115.2	$18,986.1	$11,730.1	$1,616.6	$30.2
Ratio of Expenses to Average Net Assets*	1.32%	1.23%	1.12%	1.04%	1.09%
Ratio of Net Investment Income to Average Net Assets*	3.32%	1.84%	1.55%	1.85%	2.23%
Portfolio Turnover	19% **	29%	32%	24%	25%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.56%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	3.08%	N/A	N/A	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Real Estate Securities Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Real Estate Securities Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term growth of capital. Current income is the secondary investment objective. The Fund’s investment adviser seeks to achieve its objective by investing primarily in a portfolio of securities of companies operating in the real estate industry, including securities of real estate investment trust (“REIT”). The Fund commenced investment operations on June 9, 1994. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund invests a significant portion of its assets in securities of REIT. The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurement (FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an

Van Kampen Real Estate Securities Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year are not known until after the fiscal year end. The Fund records the character of distributions received from the REITs during the year based on historical information available. The Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and

Van Kampen Real Estate Securities Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $22,521,834, which will expire on December 31, 2016.
At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$310,916,668

Gross tax unrealized appreciation	$406,410,959
Gross tax unrealized depreciation	(458,568,972)

Net tax unrealized depreciation on investments	$(52,158,013)

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The Fund may distribute any return of capital it receives from the REITs in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.
The tax character of distributions paid during the year ended December 31, 2008 were as follows:

Distributions paid from:
Ordinary income	$8,363,146
Long-term capital gain	11,031,063
Return of capital	459,630

$19,853,839

As of December 31, 2008, there were no distributable earnings on tax basis.

Van Kampen Real Estate Securities Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation The market value of foreign securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. The cost of securities is determined using historical exchange rates. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from the changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statements of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.80%
Next $500 million	.75%
Over $1 billion	.70%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios 1.57%, 1.56%, 2.29% and 1.32% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended June 30, 2009, the Adviser waived or reimbursed approximately $275,600 of advisory fees or other expenses.
For the six months ended June 30, 2009, the Fund recognized expenses of approximately $10,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended June 30, 2009, the Fund recognized expenses of approximately $21,400 representing

Van Kampen Real Estate Securities Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund recognized expenses of approximately $221,400 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen. The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $84,700 are included in “Other” assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended June 30, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $9,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $16,900. Sales charges do not represent expenses of the Fund.
For the six months ended June 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $7,954.

3. Capital Transactions
For the six months ended June 30, 2009 and the year ended December 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	June 30, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	2,179,345	$20,325,054	3,414,112	$57,758,889
Class B	92,952	837,912	201,321	3,421,586
Class C	80,202	750,880	129,350	2,173,713
Class I	1,072,531	9,500,085	1,619,720	24,486,080

Total Sales	3,425,030	$31,413,931	5,364,503	$87,840,268

Van Kampen Real Estate Securities Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

	For The		For The
	Six Months Ended		Year Ended
	June 30, 2009		December 31, 2008
	Shares	Value	Shares	Value

Dividend Reinvestment:
Class A	120,788	$1,079,872	792,323	$14,113,393
Class B	18,972	168,728	138,138	2,460,869
Class C	6,116	52,380	74,933	1,352,898
Class I	761	6,837	5,530	97,988

Total Dividend Reinvestment	146,637	$1,307,817	1,010,924	$18,025,148

Repurchases:
Class A	(3,824,342)	$(34,624,152)	(9,716,135)	$(160,256,255)
Class B	(630,463)	(5,793,413)	(1,706,535)	(28,589,288)
Class C	(401,310)	(3,606,785)	(1,154,606)	(18,984,265)
Class I	(1,180,823)	(9,769,609)	(553,861)	(9,039,500)

Total Repurchases	(6,036,938)	$(53,793,959)	(13,131,137)	$(216,869,308)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $46,217,682 and $61,126,066, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $-0- and $500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

Van Kampen Real Estate Securities Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

6. Unfunded Commitments
As of June 30, 2009, the Fund has entered into the following subscription agreements:

	Subscription	Amount Drawn	Percentage of
Counterparty	Commitment	on Commitment	Commitment

Cabot Industrial Value Fund II, L.P.	$3,500,000	$3,266,500	93.33%
Broadreach Capital Partners Realty L.P. I	3,200,000	2,789,299	87.17%
Broadreach Capital Partners Realty II, L.P.	5,000,000	3,103,572	62.07%
Keystone Industrial Fund, L.P.	3,500,000	3,395,000	97.00%
Exeter Industrial Value Fund, L.P.	4,500,000	2,250,000	50.00%
KTR Industrial Fund II, L.P.	5,000,000	18,750	0.38%

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Real Estate Securities Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
 David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
 Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
 Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
 Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
 Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
 State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
 Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Your Notes

Van Kampen Real Estate Securities
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Real Estate Securities
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Real Estate Securities
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Real Estate Securities
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Real Estate Securities
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

89,189,289,689
REALSAN 08/09
IU09-03497P-Y06/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Real Estate Securities Fund
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: August 20, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: August 20, 2009
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: August 20, 2009